Exhibit 99.1

Welsbach Technology Metals Acquisition Corp. Announces Non-Binding Letter of Intent for a Business Combination

Chicago, IL, January 25, 2024 (GLOBE NEWSWIRE) -- Welsbach Technology Metals Acquisition Corp. (NASDAQ: WTMA) (“WTMAC”) today announced that it has signed a non-binding letter of intent (“LOI”) with respect to a business combination transaction (the “Transaction”) with Evolution Metals Corp, a trading company formed in January 2020 to counter the global critical mineral supply chain crisis (“EMC” or the “Target”). EMC has developed an alternative supply and value chain, including oxide beneficiation, for Technology Metals, including Rare Earths, utilizing the technical, marketing, and production resources in the United States, Korea, Australia, Vietnam, and the Democratic Republic of the Congo, exclusively outside of China.

In support of EMC, the U.S. Department of Energy, along with the Department of Commerce and the Department of Defense, have previously expressed the government’s support and interest in entering into purchase agreements with EMC and its project partners, and recommends that all U.S. departments and state and federal agencies, “actively engage, expedite and facilitate mineral extraction, advanced materials qualification programs, pilot and commercial manufacturing facilities, and prioritize all requests, initiatives, projects, programs, proposals, applications and solicitations involving Evolution Metals…”

The Transaction is intended to result in WTMAC’s successor listed company owning 100% of the Target. The Transaction structure is yet to be determined based on the due diligence findings as well as business, legal, tax, accounting and other considerations.

WTMAC and Target, if approval to proceed by the Board of WTMAC and Target is obtained, would announce any additional details regarding the Transaction if a definitive agreement for the business combination were to be executed. The parties are currently considering the specific terms of any business combination. Any transaction will be subject to, among other things, tax review, as well as other auditing, corporate, regulatory and stock exchange requirements.

About WTMAC

WTMAC is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While WTMAC may pursue an acquisition in any business industry or sector, it intends to concentrate its efforts on targets in the technology metals and energy transition materials industry. WTMAC is led by Chief Executive Officer Daniel Mamadou and Chief Operating Officer Christopher Clower.

About EMC

EMC is a mining, refining and specialty chemicals company that it is committed to establishing a secure and reliable supply chain for critical minerals. Its strategy is to acquire and develop mining assets and processing facilities to produce essential materials for industrial uses including electric vehicles, electronics, environmental technologies and aerospace and defense applications. EMC aims to support the creation of jobs, industry and manufacturing to promote a greener future by providing bespoke solutions to support its clients globally. EMC is led by President and CEO David Wilcox.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed Transaction is executed, the parties intend to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to the Transaction. In addition, WTMAC has filed a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of the time in which it must complete an initial business combination or liquidate the trust account that holds the proceeds of WTMAC’s initial public offering (the “Extension”), which was mailed to stockholders of WTMAC as of the record date established for voting on the Extension. WTMAC’s stockholders and other interested persons are advised to read the definitive proxy statement filed by WTMAC in connection with the Extension and, when available the preliminary proxy statements and the amendments thereto and the definitive proxy statement relating to the proposed Transaction, as these materials will contain important information about WTMAC, Target, the proposed Transaction and the Extension. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to stockholders of WTMAC as of a record date to be established for voting on the proposed Transaction. Stockholders will also be able to obtain copies of the above referenced documents and other documents filed with the SEC in connection with the Extension and the proposed business combination, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Welsbach Technology Metals Acquisition Corp., 160 S Craig Place, Lombard, Illinois 60148.

Participants in the Solicitation

WTMAC and Target and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension and the proposed Transaction under the rules of the SEC. Information about the directors and executive officers of WTMAC and a description of their interests in WTMAC and the Extension is contained in WTMA’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 21, 2023 (the “Annual Report”) and the definitive proxy statement relating the Extension.

Information about WTMAC’s directors and executive officer’s interests in the Transaction, as well as information about Target’s directors and executive officers and a description of their interests in Target and the proposed Transaction will be set forth in the proxy statement relating to the proposed Transaction, when it is filed with the SEC. When available, the above referenced documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Extension or the proposed Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking-Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside WTMAC’s and Target’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability of WTMAC to enter into a definitive agreement with respect to a business combination with Target within the time provided in WTMAC’s second amended and restated certificate of incorporation; WTMAC’s ability to obtain the Extension; WTMAC’s ability to obtain the financing necessary to consummate the potential Transaction; the performance of Target’s business; the timing, success and cost of Target’s development activities; assuming the definitive agreement is executed, the ability to consummate the proposed Transaction, including risk that WTMAC’s stockholder approval is not obtained; failure to realize the anticipated benefits of the proposed Transaction, including as a result of a delay in consummating the proposed Transaction; the amount of redemption requests made by WTMAC’s stockholders and the amount of funds remaining in WTMAC’s trust account after the Extension and the vote to approve the proposed Transaction; WTMAC’s and Target’s ability to satisfy the conditions to closing the proposed Transaction, once documented in a definitive agreement; and those factors discussed in the Annual Report under the heading “Risk Factors,” and the other documents filed, or to be filed, by WTMAC with the SEC. Neither WTMAC or Target undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Daniel Mamadou, CEO of Welsbach Technology Metals Acquisition Corp.

daniel@welsbach.sg

David Wilcox, CEO of Evolution Metals Corp.

david.wilcox@evolution-metals.com